SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report November 15, 2002
                                       -----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


       1-3950                                        38-0549190
       ------                                        ----------
(Commission File Number)                   (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                 48126
 --------------------------------------                 -----
(Address of principal executive offices)              (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     On November 15, 2002, we completed the sale of our 100% interest in Kwik-Fit Holdings Ltd., our European all-makes vehicle repair business, to a new company formed by CVC Capital Partners. As described in our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2002 and September 30, 2002, the purchase price of (pound)330 million (equivalent to about $500 million) was paid in cash of about $300 million and a note for the balance that will be paid as CVC obtains other financing, and we obtained a 19% equity interest in the new company.












                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD MOTOR COMPANY
                                            ------------------------
                                            (Registrant)


Date:  November 18, 2002                    By:/s/Kathryn S. Lamping
                                               ---------------------
                                               Kathryn S. Lamping
                                               Assistant Secretary